UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 2, 2026

Date of Report (Date Earliest Event Reported)

NRG ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

1301 McKinney Street, Houston, Texas	77010
(Address of Principal Executive Offices)	(Zip Code)

(713) 537-3000
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	NRG	New York Stock Exchange
Common stock, par value $0.01	NRG	NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On January 30, 2026, NRG Energy, Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission. The Original Report disclosed the consummation of the previously announced transactions contemplated by the Purchase and Sale Agreement, dated May 12, 2025 (the “Purchase Agreement”), by and among the Company, NRG East Generation Holdings LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of the Company (“Lightning Buyer”), NRG Texas LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of the Company (“Linebacker Buyer”), NRG Demand Response Holdings LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of the Company (“CCS Buyer”), NRG Gas Development Company, LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of the Company (“JCPD Buyer” and, collectively with Lightning Buyer, Linebacker Buyer and CCS Buyer, the “Buyer Entities”), Lightning Power Holdings, LLC, a Delaware limited liability company, Thunder Generation, LLC, a Delaware limited liability company, CCS Power Holdings, LLC, a Delaware limited liability company, and Linebacker Power Development Funding, LLC, a Delaware limited liability company. As a result of the transactions contemplated by the Purchase Agreement, the Buyer Entities acquired all of the issued and outstanding equity interests of Lightning Power, LLC, a Delaware limited liability company (“Lightning”), Linebacker Power Holdings, LLC, a Delaware limited liability company (“Linebacker”), CCS Intermediate HoldCo, LLC, a Delaware limited liability company (“CCS”), and Jack County Power Development, LLC, a Delaware limited liability company (“JCPD” and, collectively with Lightning, Linebacker and CCS and their respective subsidiaries, the “Acquired Companies”). The acquisition of the equity interests, together with the other transactions contemplated by the Purchase Agreement, are referred to herein as the “Transaction.” The Transaction was consummated on January 30, 2026.

On February 2, 2026, the Company amended the Original Report to include the financial statements required to be filed under Item 9.01(a) of Form 8-K and the pro forma financial information required to be filed in connection with the Transaction under Item 9.01(b) of Form 8-K (the “Form 8-K/A”).

Item 8.01	Other Events

This Current Report on Form 8-K is being filed to provide the following information related to the Company’s acquisition of the Acquired Companies: (i) (x) Lightning Power, LLC and its subsidiaries’ audited consolidated financial statements as of December 31, 2025 and for the year ended December 31, 2025 and for the period August 9, 2024 to December 31, 2024, (y) Fund III Projects’ audited combined financial statements for the period January 1, 2024 to August 8, 2024 and (z) Gridiron Intermediate Holdings, LLC and its subsidiaries’ audited consolidated financial statements for the period January 1, 2024 to August 8, 2024 (the “Lightning Financial Statements”), (ii) Linebacker Power Funding, LLC and its subsidiaries’ audited consolidated financial statements as of December 31, 2025 and for the years ended December 31, 2025 and 2024 (the “Linebacker Financial Statements”), (iii) CCS Power Finance Co, LLC and its subsidiaries’ audited consolidated financial statements as of December 31, 2025 and for the years ended December 31, 2025 and 2024 (the “CCS Financial Statements” and, collectively with the Lightning Financial Statements and the Linebacker Financial Statements, the “Audited Financial Statements”) and (iv) the Company’s unaudited pro forma combined financial information as of and for the year ended December 31, 2025, after giving effect to the Transaction (the “Pro Forma Financial Information” and, together with the Audited Financial Statements, the “Financial Information”).

The Financial Information updates and supplements the audited consolidated financial statements of the Acquired Companies and unaudited pro forma combined financial information of the Company and related disclosures contained in Exhibits 99.1, 99.5, 99.7 and 99.9 to the Form 8-K/A. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Form 8-K/A, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Form 8-K/A.

The Financial Information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results or project future operating results of the Company following the Transaction.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

1.	Audited consolidated financial statements of Lightning Power, LLC and its subsidiaries as of December 31, 2025 and for the year ended December 31, 2025 and for the period August 9, 2024 to December 31, 2024 and the related notes thereto, which are included as Exhibit 99.1 hereto and incorporated herein by reference;

2.	Audited combined financial statements of Fund III Projects for the period January 1, 2024 to August 8, 2024, and the year ended December 31, 2023 and the related notes, which are included as Exhibit 99.2 and incorporated by reference herein;

3.	Audited consolidated financial statements of Gridiron Intermediate Holdings, LLC and its subsidiaries for the period January 1, 2024 to August 8, 2024, and the year ended December 31, 2023 and the related notes, which are included as Exhibit 99.3 and incorporated by reference herein;

4.	Audited consolidated financial statements of Linebacker Power Funding, LLC and its subsidiaries as of December 31, 2025 and for the years ended December 31, 2025 and 2024 and the related notes thereto, which are included as Exhibit 99.4 hereto and incorporated herein by reference; and

5.	Audited consolidated financial statements of CCS Power Finance Co, LLC and its subsidiaries as of December 31, 2025 and for the years ended December 31, 2025 and 2024 and the related notes thereto, which are included as Exhibit 99.5 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information

The Company is providing the unaudited pro forma combined financial information of the Company, after giving effect to the Transaction, which includes the unaudited pro forma combined balance sheet as of December 31, 2025 and the unaudited pro forma combined statement of operations for the year ended December 31, 2025. Such unaudited pro forma combined financial information and the related notes thereto is set forth in Exhibit 99.6 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent auditors of Lightning Power, LLC.

23.2	Consent of KPMG LLP, independent auditors of Fund III Projects.

23.3	Consent of KPMG LLP, independent auditors of Gridiron Intermediate Holdings, LLC.

23.4	Consent of KPMG LLP, independent auditors of Linebacker Power Funding, LLC.

23.5	Consent of KPMG LLP, independent auditors of CCS Power Finance Co, LLC.

99.1	Audited consolidated financial statements of Lightning Power, LLC and its subsidiaries as of December 31, 2025 and for the year ended December 31, 2025 and for the period August 9, 2024 to December 31, 2024 and the related notes thereto.

99.2	Audited combined financial statements of Fund III Projects for the period January 1, 2024 to August 8, 2024, and the year ended December 31, 2023 and the related notes thereto (incorporated by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K filed with the SEC on September 24, 2025, File No. 001-15891).

99.3	Audited consolidated financial statements of Gridiron Intermediate Holdings, LLC and its subsidiaries for the period January 1, 2024 to August 8, 2024, and the year ended December 31, 2023 and the related notes thereto (incorporated by reference to Exhibit 99.6 to the Company’s Current Report on Form 8-K filed with the SEC on September 24, 2025, File No. 001-15891).

99.4	Audited consolidated financial statements of Linebacker Power Funding, LLC and its subsidiaries as of December 31, 2025 and for the years ended December 31, 2025 and 2024 and the related notes thereto.

99.5	Audited consolidated financial statements of CCS Power Finance Co, LLC as of December 31, 2025 and for the years ended December 31, 2025 and 2024 and the related notes thereto.

99.6	Unaudited pro forma combined financial information of NRG Energy, Inc. after giving effect to the Transaction, which includes the unaudited pro forma combined balance sheet as of December 31, 2025 and the unaudited pro forma combined statements of operations for the year ended December 31, 2025, and the related notes thereto.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the IXBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2026	NRG Energy, Inc.
(Registrant)

	By:	/s/ Christine A. Zoino
Christine A. Zoino
Corporate Secretary